                                                                    EXHIBIT 10.1

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT (this "Amendment") dated as of October 4, 1998 is entered into by and among Einstein/Noah Bagel Corp., a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders"), General Electric Capital Corporation, as Co-Agent (herein, in such capacity, the "Co-Agent"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (herein, in such capacity, the "Agent").



                               W I T N E S E T H
                               - - - - - - - - -

     WHEREAS, the Borrower, the Lenders, the Co-Agent and the Agent are parties to a certain Amended and Restated Secured Credit Agreement dated as of November 21, 1997 (as heretofore amended, called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

     WHEREAS, the Borrower desires to amend the Credit Agreement to revise the Proforma System Fixed Charge Ratio covenant in certain respects; and

     WHEREAS, subject to the terms and conditions set forth herein the Agent, the Co-Agent and the Lenders are willing to undertake such amendment;

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent, the Co-Agent and the Lenders hereby agree as follows:

     Section 1.  Amendment.

     Upon satisfaction of the conditions precedent set forth in Section 2 below
                                                                ---------
and in reliance on the Borrower's warranties set forth in Section 3 below, as of
                                                          ---------
the date hereof Section 7.5 of the Credit Agreement is amended to read in its entirety as follows:
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     "SECTION 7.5.  Proforma System Fixed Charge Coverage Ratio. Maintain, as of
     the last day of each fiscal quarter occurring during the respective fiscal periods set forth below, a ratio of (1) Annualized System EBITDAL for such fiscal quarter to (2) Proforma Fixed Charges, as of such date, of not less than the ratio set forth below opposite such fiscal period; provided, however, for the purposes hereof, Proforma Fixed Charges shall exclude $12,000,000 of the final quarterly installment payment on the Term Loan due 10/31/00:

                 Fiscal Period(s)         Covenant Level
                 ----------------         --------------
                 Q3/1998                  1.25:1.00
                 Q4/1998                  1.25:1.00
                 Q1 - Q2 1999             1.50:1.00
                 Q3 - Q4 1999             1.75:1.00
                 Q1 - Q4 2000             2.00:1.00

     Section 2.  Conditions Precedent.

     This Amendment shall become effective upon receipt by the Agent of (a) duly executed counterpart signature pages from the Borrower and the Required Lenders, and (b) payment in immediately available funds of an amendment fee of $30,000 paid by the Borrower to the Agent for the account of each Lender according to its respective Percentage.

     Section 3.  Warranties.

     To induce the Agent, the Co-Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent, the Co-Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in the Credit Agreement and Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

          (b)    No Default or Event of Default has occurred and is continuing.

                                      -2-
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     Section 4.  General.

          (a) The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Co-Agent.

          (b) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (c) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders, the Co-Agent and the Agent and respective successors and assigns of the Lenders, the Co-Agent and the Agent.

          (d) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.


                                   * * * * *

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Delivered at Chicago, Illinois, as of the date and year first above written.

                              EINSTEIN/NOAH BAGEL CORP.

                              By:  /s/ Paul A. Strasen
                                  --------------------------------
                              Title:   Senior Vice President
                                     -----------------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Agent

                              By:  /s/ David A. Johanson
                                  --------------------------------
                              Title:   Vice President
                                     -----------------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Lender

                              By:  /s/ Marcia Clausen
                                  --------------------------------
                              Title:   Managing Partner
                                     -----------------------------


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Co-Agent and Lender

                              By:  /s/ Fred Maurice
                                  --------------------------------
                              Title:   Vice President-Risk Manager
                                     -----------------------------


                              LASALLE NATIONAL BANK

                              By:  /s/ John C. Thurston
                                  --------------------------------
                              Title:   Assistant Vice President
                                     -----------------------------

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     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                                             EINSTEIN NOAH BAGEL PARTNERS, INC.


                                             By: /s/ Paul A. Strasen
                                                -------------------------------
                                             Title:  Vice President
                                                    ---------------------------

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